CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Cargo Connection Logistics Holding, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Jesse Dobrinsky, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Annual Report on Form 10-KSB for the period ending December 31, 2006, fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained such Annual Report on Form 10-KSB for the period ending December 31, 2006 fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.


Dated: April 4, 2007


                                       Cargo Connection Logistics Holding, Inc.


                                       By: /s/ Jesse Dobrinsky
                                          -----------------------
                                          Jesse Dobrinsky
                                          Chief Executive Officer